EXHIBIT 10.8


                     STOCK AND NOTE PURCHASE/SALE AGREEMENT

         AGREEMENT made the 29th day of June, 2000 by and among Chefs International, Inc., a Delaware corporation with a principal place of business at 62 Broadway, Point Pleasant Beach, New Jersey 08742 ("Chefs"), Mister Cookie Face, Inc., a New Jersey corporation with a principal place of business at 1989 Rutgers University Boulevard, Lakewood, New Jersey 08701 ("MCF") and Frank "Doc" Koenemund, the president, chief executive officer and controlling stockholder of MCF residing at 9 Monroe Drive, Marlboro, New Jersey 07746 ("Doc").

                              W I T N E S S E T H :

         WHEREAS at a closing effective as of January 26, 1997, Chefs sold 950 shares (representing 95%) of the outstanding capital stock of MCF to Doc for;

                   (i) a $500,000 cash payment,

                  (ii) MCF's $100,000 principal amount promissory note ("Note A") payable to Chefs which Note has been paid in full,

                  (iii) MCF's $500,000 principal amount subordinated promissory note ("Note B") payable to Chefs in fixed principal installments commencing one year after said closing through July 1, 2000, of which $208,377.51 in principal amount is currently outstanding, and

                  (iv) MCF's $500,000 principal amount subordinated promissory note ("Note C") payable to Chefs within seven years after the closing, of which $500,000 in principal amount is currently outstanding; and

         WHEREAS MCF desires to purchase Note B and Note C (collectively the "Notes") from Chefs thereby extinguishing its remaining obligations to Chefs pursuant to the Notes and Chefs has agreed to sell and deliver the Notes to MCF in consideration for a cash payment by MCF hereinafter described together with the transfer by MCF to Chefs of 233,334 shares of Chefs' common stock represented by Certificate Nos. CHEF 1724 and 1725 (the "Chefs Shares"); and

         WHEREAS MCF desires to purchase from Chefs and Chefs has agreed to sell to MCF, the 50 shares of MCF capital stock owned by Chefs (the "MCF Shares") in consideration for a cash payment by MCF as hereinafter described; and

         WHEREAS Chefs on the one hand, and MCF and Doc on the other, each desire to release the other party from any and all obligations other than obligations arising from MCF's sales to Chefs and Chefs' purchases from MCF of ice cream products.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.       SALE BY CHEFS AND PURCHASE BY MCF OF THE NOTES
         ----------------------------------------------

         Based upon the representations and warranties herein contained and subject to the terms and conditions herein set forth, Chefs shall sell and deliver to MCF and MCF shall purchase from Chefs, Note B and Note C thereby extinguishing MCF's remaining obligations to Chefs pursuant to Note B and Note C, for a cash payment equal to $344,836.02 and the transfer of the Chefs Shares to Chefs.

2.       SALE BY CHEFS AND REPURCHASE BY MCF OF THE MCF SHARES
         -----------------------------------------------------

         Based upon the representations and warranties herein contained and subject to the terms and conditions herein set forth, Chefs shall sell and deliver to MCF and MCF shall purchase from Chefs, the MCF Shares for a cash payment equal to $35,000.

3.       CLOSING
         -------

                  (a) The closing of the sale and purchase of the Notes, the Chefs Shares and the MCF Shares (the "Closing") shall take place at Chefs' executive offices at 62 Broadway, Point Pleasant Beach, New Jersey 08742 at 10:00 o'clock A.M. (EDT) on Thursday, June 29, 2000 or at such place, date and time as all of the parties hereto shall agree.

                  (b) At the Closing, Chefs will deliver to MCF;

                       (i) the   original   Note  B  and  Note  C  duly   marked
"CANCELLED,"

                      (ii) a certificate for the MCF Shares registered in Chefs' name, duly endorsed by a Chefs officer on the reverse side or on an attached stock power with signature medallion guaranteed for transfer to MCF, and

                     (iii) duly  completed   and   executed  UCC-3   Termination
Statements in form for filing to terminate all liens held of record by Chefs against MCF's assets.

                  (c) At the Closing, MCF will deliver to Chefs;

                       (i) a bank or certified check payable to Chefs' order or funds wired in accordance with Chefs' instructions in the amount of $344,836.02 in partial payment for the Notes,

                      (ii) certificates for the Chefs Shares registered in Doc's name, duly endorsed by Doc on the reverse side of the certificates or on an attached stock power with signature medallion guaranteed for transfer to Chefs in payment of the balance of the purchase price for the Notes, and

                     (iii) a bank or certified check payable to Chefs' order or funds wired in accordance with Chefs' instructions in the amount of $35,000 in full payment for the MCF Shares.

                  (d) No delivery at the Closing of any of the payments, stock certificates and documents enumerated above shall be made unless each and every payment, certificate and document enumerated in this Section 3 is delivered at the Closing in satisfactory form and duly executed where required.

4.       CHEFS' REPRESENTATIONS AND WARRANTIES
         -------------------------------------

         Chefs covenants, agrees, represents and warrants to MCF and to Doc as follows:

                  (a) That Chefs is the record and beneficial owner, free and clear of any and all claims, security interests, liens, encumbrances, restrictions, agreements, rights of third parties and burdens of any nature of the Notes and the MCF Shares and that Chefs' title to the Notes and the MCF Shares is good, valid and indefeasible.

                  (b) That Chefs' execution and delivery of this Agreement and each of the documents referred to herein has been duly and validly authorized and Chefs has the right and the power to enter into and perform this Agreement, to transfer the Notes and the MCF Shares to MCF, and to execute and deliver the UCC-3 Termination Statements described herein.

                  (c) That Chefs has obtained all required consents necessary to permit it to consummate the transactions described herein.

5.       MCF'S AND DOC'S REPRESENTATIONS AND WARRANTIES

         MCF and Doc, in his capacity as MCF's president, chief executive officer and principal stockholder as well as individually, jointly and severally covenant, agree, represent and warrant to Chefs as follows:

                  (a) That Doc is the record owner and that by virtue of an assignment by Doc, MCF is the beneficial owner, free and clear of any and all claims, security interests, liens, encumbrances, restrictions, agreements, rights of third parties and burdens of any nature (other than liens of record held by Chefs and liens held by its primary lender, all of which have been effectively waived) of the Chefs Shares and that MCF's title to the Chefs Shares is good, valid and indefeasible.

                  (b) That MCF's execution and delivery of this Agreement and each of the documents referred to herein has been duly and validly authorized and MCF has the right and power to enter into and perform this Agreement, to transfer the Chefs Shares to Chefs, and to repurchase the Notes and the MCF Shares.

                  (c) That MCF has obtained all required consents necessary to permit it to consummate the transactions described herein.


6.       CONDITIONS TO CHEFS' OBLIGATION TO CLOSE
         ----------------------------------------

         The obligation of Chefs to consummate this Agreement shall be subject to each of the following conditions:

                  (a) Each of the representations and warranties made by MCF and Doc contained in this Agreement shall be true and accurate as of the date when made and shall be deemed to be made again at and as of the time of the Closing hereunder and shall then be true and accurate in all respects.

                  (b) Each and every covenant, agreement and condition required by this Agreement to be performed or complied with by MCF and Doc shall have been performed or complied with at or prior to the Closing hereunder.

                  (c) MCF and Doc shall have delivered to Chefs all of the payments, instruments, certificates and other documents referred to hereinabove at or prior to the Closing.

                  (d) Each and every one of the transactions required herein to occur at the Closing shall have been completed at such time.

7.       CONDITIONS TO MCF'S OBLIGATION TO CLOSE
         ---------------------------------------

         The obligation of MCF to consummate this Agreement shall be subject to each of the following conditions

                  (a) Chefs shall have delivered the Notes and the MCF Shares to MCF as described in Section 3(b)(i) and (ii) hereof.

                  (b) Each of the representations and warranties made by Chefs contained in this Agreement shall be true and accurate as of the date when made and shall be deemed to be made again at and as of the time of the Closing hereunder and shall then be true and accurate in all respects.

                  (c) Each and every covenant, agreement and condition required by this Agreement to be performed or complied with by Chefs shall have been performed or complied with at or prior to the Closing hereunder.

                  (d) Chefs shall have delivered to MCF all of the instruments, certificates and other documents referred to hereinabove at or prior to the Closing.

                  (e) Each and every one of the transactions required herein to occur at the Closing shall have been completed at such time.

8.       RELEASES
         --------

         Provided that each and every one of the transactions required to occur at the Closing shall have been completed at such time;

                  (a) Chefs releases and discharges MCF and Doc, and each of them, and each of their heirs, executors, administrators, successors and assigns from any and all actions, causes of action, suits, debts, sums of money, contracts, claims and demands whatsoever, in law or in equity, which against MCF and Doc and each of them, Chefs, its successors and assigns ever had, now have or hereafter can, shall or may have, for, upon or by reason of any matter, cause or thing from the beginning of the world to the date of the Closing excluding obligations arising from MCF's sales to Chefs and Chefs' purchases from MCF of ice cream products and further excluding obligations arising pursuant to this Stock and Note Purchase/Sale Agreement.

                  (b) MCF releases and discharges Chefs and its officers and directors and their heirs, executors, administrators, successors and assigns from any and all actions, causes of action, suits, debts, sums of money, contracts, claims and demands whatsoever, in law or in equity, which against Chefs, its officers and directors, MCF, its successors and assigns ever had, now have or hereafter can, shall or may have, for, upon or by reason of any matter, cause or thing from the beginning of the world to the date of the Closing excluding obligations arising from MCF's sales to

Chefs and Chefs' purchases from MCF of ice cream products and further excluding obligations arising pursuant to this Stock and Note Purchase/Sale Agreement.

                  (c) Doc releases and discharges Chefs and its officers and directors and their heirs, executors, administrators, successors and assigns from any and all actions, causes of action, suits, debts, sums of money, contracts, claims and demands whatsoever, in law or in equity, which against Chefs, its officers and directors, Doc and his heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon or by reason of any matter, cause or thing from the beginning of the world to the date of the Closing excluding obligations arising from MCF's sales to Chefs and Chefs' purchases from MCF of ice cream products and further excluding obligations arising pursuant to this Stock and Note Purchase/Sale Agreement.

9.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES
         ------------------------------------------

         Each statement of fact contained herein or in any statement, certificate, schedule or other document delivered by or on behalf of MCF, Doc or by Chefs pursuant to this Agreement or in connection with the transactions contemplated hereby, shall be deemed a representation and warranty of MCF, Doc or Chefs hereunder, as the case may be. All covenants, agreements, representations and warranties made by MCF, Doc or by Chefs under or in connection with this Agreement shall survive the Closing and shall remain effective regardless of any investigation at any time made by or on behalf of MCF, Doc or Chefs and regardless of any information MCF, Doc or Chefs may have with respect thereto.

10.      MISCELLANEOUS
         -------------

                  (a) Each party hereto represents and warrants to the other parties hereto that he or it has not incurred any obligation or liability contingent or otherwise, for brokerage or finder's fees or agent's commissions or other like payment in connection with this Agreement or the transactions contemplated hereby, and each party agrees to indemnify and hold the other party hereto harmless against and in respect of any such obligation or liability based in any way on agreements, arrangements or understandings claimed to have been made by such party with any third party.

                  (b) This Agreement including the exhibits referred to herein and the Notes, Shares, payments and documents delivered hereunder constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. No representation, promise, inducement or statement of fact has been made by MCF, Doc or by Chefs which is not embodied in this Agreement or a written statement, certificate, schedule, exhibit or other document delivered pursuant hereto or made express reference to herein, and neither MCF, Doc nor Chefs shall be bound or liable for any alleged representation, promise, inducement or statement of fact not so set forth.

                  (c) This Agreement shall inure to the benefit of and be binding upon MCF, Doc and Chefs and their respective heirs, executors, administrators, successors and assigns.

                  (d) All notices, requests, demands and other communications which are required or may be given under or in connection with this Agreement shall be in writing and shall be deemed to have been duly given if mailed, certified or registered mail, postage prepaid:

                        (i)  if  to  Chefs,   addressed   to  Anthony   Papalia,
President, Chefs International, Inc., 62 Broadway, Point Pleasant Beach, New Jersey 08742.

                        (ii) if to MCF,  addressed  to  Frank  "Doc"  Koenemund,
President,   Mister  Cookie  Face,  Inc.,  1989  Rutgers  University  Boulevard,
Lakewood, New Jersey 08701.

                        (iii) if to Doc,  addressed  to Doc at 9  Monroe  Drive,
Marlboro,  New  Jersey  07746.  Such  notices,   requests,   demands  and  other
communications shall be deemed given three (3) business days after date of deposit thereof with the United States mail in a postage prepaid envelope by certified or registered mail.

                  (e) This Agreement shall be interpreted in accordance with the laws of New Jersey.

                  (f) The parties agree to take all such additional actions and to execute and deliver all such additional documents as shall be necessary in order to effectuate all of the foregoing.

                  (g) This Agreement shall not be amended, modified or rescinded except by a written document duly executed by all of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement effective the date first hereinabove set forth.

                                          CHEFS INTERNATIONAL, INC.
                                                   ("Chefs")
ATTEST:

                                          By       /s/ ANTHONY PAPALIA
                                            -----------------------------------
                                          Anthony Papalia, President

     /s/ MARTIN FLETCHER
--------------------------
Martin Fletcher, Secretary

                                          Mister Cookie Face, Inc.
                                         ("MCF")

WITNESS:                                  By       /s/ FRANK "DOC" KOENEMUND
                                            -----------------------------------
                                          Frank "Doc" Koenemund, President

     /s/ JAMES M. PIRO
------------------------------------


WITNESS:                                           /s/ FRANK "DOC" KOENEMUND
                                         --------------------------------------
                                          Frank "Doc" Koenemund
                                          Individually

     /s/ JAMES M. PIRO
------------------------------------